Comprehensive Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Mar. 03, 2012	Feb. 26, 2011	Feb. 27, 2010
Components of comprehensive income
Net income	$ 1,164	$ 3,411	$ 2,457
Net change in unrealized gains/(losses) on available-for-sale investments	(3)	(2)	7
Net change in fair value of derivatives designated as cash flow hedges during the year, net of income tax of $4 million (February 26, 2011 - tax recovery of $7 million ; February 27, 2010 - income taxes of $13 million)	14	(20)	28
Amounts reclassified to income during the year	39	(39)	15
Comprehensive income	$ 1,214	$ 3,350	$ 2,507